Morgan Stanley Federal Securities Trust
LETTER TO THE SHAREHOLDERS / / OCTOBER 31, 2001

Dear Shareholder:
The U.S. economy lost much of its momentum during the 12-month period ended October 31, 2001. The slowdown was due initially to an inventory correction, especially in the telecommunications and technology sectors. Consequently, manufacturing overall was particularly weak. Consumer spending also slowed as consumer confidence softened. Toward the end of the summer, the economy had begun to show some improvement. However, the attacks of September 11 and subsequent events constituted a further shock to the economy. By the end of the period, an already faltering economy appeared to have tipped into recession.

As the full extent of the economic slowdown became evident, the Federal Reserve Board initiated a series of easing moves. Beginning with two 50-basis-point cuts in January, the Fed reduced the federal funds rate by a cumulative 400 basis points during the period, to 2.50 percent. (On November 6, the Fed made another 50-basis-point cut, bringing the rate to 2.00 percent.)

The post-September domestic situation is unprecedented, making it more difficult to forecast the degree of an additional slowdown or the timing of an eventual recovery. However, between the Federal Reserve's monetary stimulus and fiscal tax relief combined with spending increases, we are optimistic that the economy will improve. It is noteworthy that both the Fed's monetary stimulus and the fiscal tax relief started well before the terrorist attacks, thus providing the economy with an underpinning when the September shock occurred. Furthermore, the subsequent monetary and fiscal policy responses suggest that there will be a strong basis for an eventual recovery.

Against this backdrop, U.S. interest rates dropped sharply. The yield on 10-year U.S. Treasury notes fell by 157 basis points, from 5.80 percent to
4.23 percent, at the end of October. Short-term rates dropped even more, with yields on two-year notes falling by 356 basis points, from 5.98 percent to
2.42 percent. Yields on mortgage-backed securities fell somewhat less dramatically, as often is the case when Treasury yields are in a sharp descent.

Performance and Portfolio Strategy
For the 12-month period ended October 31, 2001, Morgan Stanley Federal Securities Trust's Class B shares produced a total return of 11.38 percent versus 15.08 percent for the Lehman Brothers U.S. Government Index. During the same period, the Fund's Class A, C and D shares posted total returns of
12.28 percent, 11.33 percent and 12.23 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

Morgan Stanley Federal Securities Trust
Letter to the Shareholders / / October 31, 2001 CONTINUED

The Fund maintained a shorter duration than its benchmark index during the period, which hindered its relative performance. (Duration is a measure of sensitivity to interest rates. The longer the duration, the more pronounced the effect of an interest-rate change. Generally, when interest rates fall, bond prices rise.)

The Fund ended the period with net assets of $520.4 million and a weighted average effective duration of 3.91 years. On October 31, 2001, the Fund held 38 percent of its portfolio in U.S. Treasury notes and bonds, 51 percent in mortgage-backed securities, 7 percent in government agency securities and 4 percent in cash equivalents.

Looking Ahead
While it is too early to be sure when the economy will return to the growth track, we believe that economic growth will remain subdued for the immediate future, with inflation staying at acceptable levels. We expect the economy to improve, probably toward the middle of next year. Such a scenario would not necessarily be conducive to Treasury security yields remaining at their recent lows. It could, however, be relatively advantageous for government agency mortgage-backed securities, which constitute a significant portion of the Fund's portfolio. As always, adjustments to the Fund's maturity and portfolio composition will be made as conditions warrant and opportunities become available.

We appreciate your ongoing support of Morgan Stanley Federal Securities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT

Morgan Stanley Federal Securities Trust
FUND PERFORMANCE / / OCTOBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 -- CLASS B SHARES
($ in Thousands)

                 FUND     LEHMAN(4)
October 1991     $10,000    $10,000
October 1992     $10,856    $11,033
October 1993     $12,162    $12,482
October 1994     $11,320    $11,924
October 1995     $13,119    $13,758
October 1996     $13,617    $14,462
October 1997     $14,691    $15,714
October 1998     $16,212    $17,487
October 1999     $15,710    $17,275
October 2000     $16,695    $18,664
October 2001  $18,595(3)    $21,479

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                    Average Annual Total Returns
   ----------------------------------------------------------------------------------------------
                 Class A Shares*                                  Class B Shares**
   --------------------------------------------     ---------------------------------------------
   Period Ended 10/31/01                            Period Ended 10/31/01
   -------------------------                        -------------------------
   1 Year                      12.28%(1) 7.51%(2)   1 Year                     11.38%(1)   6.38%(2)
   Since Inception (7/28/97)    7.44 (1) 6.35 (2)   5 Years                    6.43 (1)    6.12 (2)
                                                    10 Years                   6.40 (1)    6.40 (2)

                 Class C Shares+                                  Class D Shares++
   --------------------------------------------     ---------------------------------------------
   Period Ended 10/31/01                            Period Ended 10/31/01
   -------------------------                        -------------------------
   1 Year                      11.33%(1) 10.33%(2)  1 Year                     12.23%(1)
   Since Inception (7/28/97)    6.55 (1) 6.55 (2)   Since Inception (7/28/97)  7.21 (1)

---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
(3)  CLOSING VALUE ASSUMING A COMPLETE REDEMPTION ON OCTOBER 31, 2001.
(4) THE LEHMAN BROTHERS U.S. GOVERNMENT INDEX IS A BROAD-BASED MEASURE OF ALL U.S. GOVERNMENT AND TREASURY SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 4.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D SHARES HAVE NO SALES CHARGE.

Morgan Stanley Federal Securities Trust
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001

PRINCIPAL              DESCRIPTION
AMOUNT IN                  AND                   COUPON
THOUSANDS             MATURITY DATE               RATE       VALUE

----------------------------------------------------------------------

           U.S. Government & Agency Obligations (45.4%)
           U.S. GOVERNMENT AGENCIES (7.4%)
 $ 5,000   Federal National Mortgage Assoc.
            12/24/07..........................   6.48%    $  5,203,660
  27,000   Federal National Mortgage Assoc.
            05/15/30+.........................   7.25       33,195,933
                                                          ------------
                                                            38,399,593
                                                          ------------
           U.S. TREASURY BONDS (32.2%)
  17,500   11/15/22...........................   7.625      23,243,553
  49,350   08/15/21+..........................   8.125      68,203,230
  10,400   08/15/20...........................   8.75       15,094,622
  11,600   08/15/13...........................  12.00       16,982,214
  30,000   11/15/11...........................  14.00       44,163,270
                                                          ------------
                                                           167,686,889
                                                          ------------
           U.S. TREASURY NOTES (5.8%)
   7,000   08/31/02...........................   6.25        7,241,444
  23,000   11/15/01...........................   7.50       23,042,228
                                                          ------------
                                                            30,283,672
                                                          ------------
           Total U.S. Government & Agency Obligations
            (COST $230,951,484).........................   236,370,154
                                                          ------------
           Mortgage-Backed Securities (50.6%)
           FEDERAL HOME LOAN MORTGAGE CORP. (2.1%)
   7,326   10/01/10 - 02/01/20................   9.50        7,792,531
   2,386   09/01/15 - 10/01/19................  10.00        2,683,401
     542   02/01/16 - 10/01/18................  10.50          614,114
                                                          ------------
                                                            11,090,046
                                                          ------------
           FEDERAL HOME LOAN MORTGAGE CORP. PC
           GOLD (32.3%)
  75,197   03/01/16 - 09/01/16................   6.00       77,358,677
  50,072   05/01/31 - 07/01/31................   6.50       51,543,717
  37,084   02/01/23 - 07/01/31................   8.00       39,181,628
                                                          ------------
                                                           168,084,022
                                                          ------------
           FEDERAL NATIONAL MORTGAGE ASSOC. (10.2%)
  34,354   05/01/31...........................   6.50       35,331,342
  14,682   05/01/24 - 06/01/31................   8.00       15,512,756
   1,550   01/01/22 - 04/01/25................   8.50        1,645,567

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001 CONTINUED

PRINCIPAL             DESCRIPTION
AMOUNT IN                 AND                   COUPON
THOUSANDS            MATURITY DATE               RATE        VALUE

----------------------------------------------------------------------

             Mortgage-Backed Securities (Continued)
             FEDERAL NATIONAL MORTGAGE ASSOC. (CONTINUED)
 $   496   09/01/16 - 05/01/20................   9.50%    $    528,945
      66   03/01/16 - 02/01/18................   9.75           70,640
                                                          ------------
                                                            53,089,250
                                                          ------------
           GOVERNMENT NATIONAL MORTGAGE ASSOC. (4.1%)
  15,181   08/15/25 - 05/15/29................   6.50       15,674,760
     342   01/15/29 - 08/15/29................   7.50          358,838
   4,206   10/15/19 - 10/15/24................   8.50        4,467,137
     304   05/15/16 - 11/15/20................  10.00          324,421
      37   09/15/18...........................  11.00           40,377
                                                          ------------
                                                            20,865,533
                                                          ------------
           GOVERNMENT NATIONAL MORTGAGE ASSOC. II (1.9%)
   7,349   01/20/29 - 02/20/29................   6.50        7,555,170
   2,446   05/20/30...........................   8.00        2,582,073
                                                          ------------
                                                            10,137,243
                                                          ------------
           Total Mortgage-Backed Securities
            (COST $254,503,693).........................   263,266,094
                                                          ------------

                                            COUPON      MATURITY
                                             RATE         DATE
                                         ------------  -----------

         Short-Term Investment (3.8%)
         Repurchase Agreement
19,632   Joint repurchase agreement
         account
         (dated 10/31/01 proceeds
         $19,633,422) (a)
         (COST $19,632,000)............     2.607%      11/01/01        19,632,000
                                                                    --------------

         Total Investments
          (COST $505,087,177) (B)......       99.8%      519,268,248
         Other Assets In Excess of
          Liabilities..................        0.2         1,129,583
                                             -----      ------------
         Net Assets....................      100.0%     $520,397,831
                                             =====      ============

---------------------

   + A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $17,380,065 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,198,994, RESULTING IN NET UNREALIZED APPRECIATION OF $14,181,071.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001 CONTINUED

Futures Contracts Open at October 31, 2001:

                                            DESCRIPTION,
   NUMBER OF                               DELIVERY MONTH,              UNDERLYING FACE   UNREALIZED
   CONTRACTS      LONG/SHORT                  AND YEAR                  AMOUNT AT VALUE   GAIN/LOSS
-----------------------------------------------------------------------------------------------------
       135         Long        U.S. Treasury Future
                               December 2001                             $ 28,647,421     $ 697,111
      (103)        Short       U.S. Treasury Note
                               December 2001                              (11,315,516)     (170,820)
      (235)        Short       U.S. Treasury Note
                               December 2001                              (26,206,173)     (729,522)
      (177)        Short       U.S. Treasury Bond
                               December 2001                              (19,547,438)     (680,813)
                                                                                          ---------
                                                                                          $(884,044)
                        Net Loss.......................................................
                                                                                          =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
OCTOBER 31, 2001

Assets:
Investments in securities, at value (cost
 $505,087,177)....................................  $519,268,248
Receivable for:
  Interest........................................    7,330,357
  Shares of beneficial interest sold..............      413,008
  Principal paydowns..............................      365,635
Prepaid expenses and other assets.................       52,655
                                                    -----------
    Total Assets..................................  527,429,903
                                                    -----------
Liabilities:
Payable for:
  Shares of beneficial interest repurchased.......    5,334,972
  Variation margin................................      574,597
  Distribution fee................................      384,158
  Investment management fee.......................      254,943
  Dividends and distributions to shareholders.....      136,691
Payable to bank...................................      198,047
Accrued expenses..................................      148,664
                                                    -----------
    Total Liabilities.............................    7,032,072
                                                    -----------
    Net Assets....................................  $520,397,831
                                                    ===========
Composition of Net Assets:
Paid-in-capital...................................  $536,585,776
Net unrealized appreciation.......................   13,297,027
Accumulated undistributed net investment income...      443,607
Accumulated net realized loss.....................  (29,928,579)
                                                    -----------
    Net Assets....................................  $520,397,831
                                                    ===========
Class A Shares:
Net Assets........................................   $8,592,969
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      903,985
    Net Asset Value Per Share.....................  $      9.51
                                                    ===========
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 4.44% OF NET ASSET
     VALUE).......................................  $      9.93
                                                    ===========
Class B Shares:
Net Assets........................................  $490,350,924
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................   52,426,763
    Net Asset Value Per Share.....................  $      9.35
                                                    ===========
Class C Shares:
Net Assets........................................  $15,248,282
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    1,616,258
    Net Asset Value Per Share.....................  $      9.43
                                                    ===========
Class D Shares:
Net Assets........................................   $6,205,656
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      665,130
    Net Asset Value Per Share.....................  $      9.33
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
Financial Statements CONTINUED

Statement of Operations

FOR THE YEAR ENDED OCTOBER 31, 2001

Net Investment Income:
Interest Income...................................  $33,985,499
                                                    ----------
Expenses
Distribution fee (Class A shares).................      17,196
Distribution fee (Class B shares).................   4,007,940
Distribution fee (Class C shares).................     114,324
Investment management fee.........................   2,744,836
Transfer agent fees and expenses..................     440,138
Registration fees.................................      94,343
Shareholder reports and notices...................      72,073
Professional fees.................................      70,050
Custodian fees....................................      67,780
Trustees' fees and expenses.......................      19,286
Other.............................................      28,909
                                                    ----------
    Total Expenses................................   7,676,875
                                                    ----------
    Net Investment Income.........................  26,308,624
                                                    ----------
Net Realized and Unrealized Gain:
Net realized gain/loss on:
  Investments.....................................  14,598,792
  Futures contracts...............................  (4,599,992)
  Options written.................................      15,047
                                                    ----------
    Net Gain......................................  10,013,847
                                                    ----------

Net change in unrealized depreciation.............  17,348,843

    Net Gain......................................  27,362,690
                                                    ----------
Net Increase......................................  $53,671,314
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
Financial Statements CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2001  OCTOBER 31, 2000
                                          ----------------  ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................    $ 26,308,624      $ 31,802,192
Net realized gain.......................      10,013,847         1,431,092
Net change in unrealized
 appreciation/depreciation..............      17,348,843        (4,503,807)
                                            ------------      ------------

    Net Increase........................      53,671,314        28,729,477
                                            ------------      ------------
Dividends to Shareholders from Net
 Investment Income:
Class A shares..........................        (502,509)         (334,672)
Class B shares..........................     (24,779,979)      (30,522,209)
Class C shares..........................        (696,193)         (641,985)
Class D shares..........................        (329,662)         (303,326)
                                            ------------      ------------
    Total Dividends.....................     (26,308,343)      (31,802,192)
                                            ------------      ------------

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................      17,226,485       (82,892,591)
                                            ------------      ------------

    Net Increase (Decrease).............      44,589,456       (85,965,306)
                                            ------------      ------------
Net Assets:
Beginning of period.....................     475,808,375       561,773,681
                                            ------------      ------------
End of Period (Including accumulated
 undistributed net investment income of
 $443,607 and $0, respectively).........    $520,397,831      $475,808,375
                                            ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Federal Securities Trust (the "Fund"), formerly Morgan Stanley Dean Witter Federal Securities Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income. The Fund commenced operations on March 31, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price on the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that the sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price

Morgan Stanley Federal Securities Trust
Notes to Financial Statements / / October 31, 2001 CONTINUED

quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Options and Futures -- (1) Written options on debt obligations: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the

Morgan Stanley Federal Securities Trust
Notes to Financial Statements / / October 31, 2001 CONTINUED

premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid;
(3) Options on futures contracts: if a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.55% to the portion of daily net assets not exceeding
$1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion;

Morgan Stanley Federal Securities Trust
Notes to Financial Statements / / October 31, 2001 CONTINUED

0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.475% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.45% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.425% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.40% to the portion of daily net assets exceeding $7.5 billion but not exceeding
$10 billion; 0.375% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.35% to the portion of daily net assets exceeding $12.5 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $18,518,000 at October 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.85%, respectively.

Morgan Stanley Federal Securities Trust
Notes to Financial Statements / / October 31, 2001 CONTINUED

The Distributor has informed the Fund that for the year ended October 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $200, $416,000 and $3,000, respectively and received approximately $62,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
Purchases and sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 were $697,134,926 and $718,949,170, respectively.

Transactions in written options for the year ended October 31, 2001 were as follows:

                                          CONTRACTS  PREMIUMS
                                          ---------  ---------
Option contracts written, outstanding at
 beginning of the period................        --   $      --
Options written.........................       500     392,228
Options closed..........................      (300)   (213,774)
Options exercised.......................      (200)   (178,454)
Options expired.........................        --          --
                                          ---------  ---------
Option contracts written, outstanding at
 end of the period......................        --   $      --
                                          =========  =========

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $6,500.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $8,007. At October 31, 2001, the Fund had an accrued pension liability of $56,430 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Federal Securities Trust
Notes to Financial Statements / / October 31, 2001 CONTINUED

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                       FOR THE YEAR                FOR THE YEAR
                                          ENDED                       ENDED
                                     OCTOBER 31, 2001            OCTOBER 31, 2000
                                --------------------------  --------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
                                -----------  -------------  -----------  -------------
CLASS A SHARES
Sold..........................   14,819,239  $ 135,455,636    6,489,634  $  57,621,601
Reinvestment of dividends.....       31,735        290,264       27,856        246,613
Redeemed......................  (14,483,897)  (132,444,371)  (6,454,550)   (57,263,299)
                                -----------  -------------  -----------  -------------
Net increase -- Class A.......      367,077      3,301,529       62,940        604,915
                                -----------  -------------  -----------  -------------
CLASS B SHARES
Sold..........................   31,041,632    280,038,843   28,272,528    246,845,233
Reinvestment of dividends.....    1,603,788     14,454,587    1,998,950     17,421,227
Redeemed......................  (31,774,946)  (286,389,627) (39,670,884)  (345,885,470)
                                -----------  -------------  -----------  -------------
Net increase (decrease) --
 Class B......................      870,474      8,103,803   (9,399,406)   (81,619,010)
                                -----------  -------------  -----------  -------------
CLASS C SHARES
Sold..........................    2,791,816     25,581,351    1,907,176     16,921,690
Reinvestment of dividends.....       50,997        463,904       45,607        401,053
Redeemed......................   (2,368,022)   (21,743,242)  (2,039,464)   (18,041,761)
                                -----------  -------------  -----------  -------------
Net increase (decrease) --
 Class C......................      474,791      4,302,013      (86,681)      (719,018)
                                -----------  -------------  -----------  -------------
CLASS D SHARES
Sold..........................    1,670,998     15,137,556    6,061,166     52,868,442
Reinvestment of dividends.....       29,076        261,493       25,877        225,055
Redeemed......................   (1,530,494)   (13,879,909)  (6,222,581)   (54,252,975)
                                -----------  -------------  -----------  -------------
Net increase (decrease) --
 Class D......................      169,580      1,519,140     (135,538)    (1,159,478)
                                -----------  -------------  -----------  -------------
Net increase (decrease) in
 Fund.........................    1,881,922  $  17,226,485   (9,558,685) $ (82,892,591)
                                ===========  =============  ===========  =============

6. Purposes of and Risks Relating to Certain Financial Instruments
To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, or in the case of written options, to close out long or short positions in futures contracts, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

Morgan Stanley Federal Securities Trust
Notes to Financial Statements / / October 31, 2001 CONTINUED

At October 31, 2001, the Fund had outstanding interest rate futures contracts.

7. Federal Income Tax Status
During the year ended October 31, 2001, the Fund utilized approximately $9,555,000 of its net capital loss carryover. At October 31, 2001, the Fund had a net capital loss carryover of approximately $24,640,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:

 AMOUNT IN THOUSANDS
---------------------
 2002    2004   2007
-------  ----  ------
$21,569.. $690 $2,381
-------  ----  ------

At October 31, 2001, the Fund was required for Federal income tax purposes to defer approximately $5,003,000 of realized losses on certain closed options and futures contracts.

As of October 31, 2001, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on straddles and permanent book/tax differences primarily attributable to reclassifications of net losses on paydowns. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $603,520, accumulated undistributed net investment income was credited $443,326 and paid-in-capital was credited $160,194.

8. Change in Accounting Policy
Effective November 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

Morgan Stanley Federal Securities Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                      FOR THE PERIOD
                                       FOR THE YEAR ENDED OCTOBER 31,                 JULY 28, 1997*
                           ------------------------------------------------------        THROUGH
                              2001         2000           1999           1998        OCTOBER 31, 1997
                           -----------  -----------    -----------    -----------    ----------------
Class A Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....    $  8.98      $  9.01        $ 9.79         $ 9.45            $  9.26
                             -------      -------        ------         ------            -------
Income (loss) from
 investment operations:
  Net investment
   income................       0.54         0.63          0.62           0.64               0.16
  Net realized and
   unrealized gain
   (loss)................       0.53        (0.03)        (0.78)          0.34               0.19
                             -------      -------        ------         ------            -------
Total income (loss) from
 investment operations...       1.07         0.60         (0.16)          0.98               0.35
                             -------      -------        ------         ------            -------

Less dividends from net
 investment income.......      (0.54)       (0.63)        (0.62)         (0.64)             (0.16)
                             -------      -------        ------         ------            -------

Net asset value, end of
 period..................    $  9.51      $  8.98        $ 9.01         $ 9.79            $  9.45
                             =======      =======        ======         ======            =======
Total Return+............      12.28%        6.97%        (1.66)%        10.75%              3.78%(1)
Ratios to Average Net
 Assets:
Expenses.................       0.91%(3)      0.82%(3)     0.91%(3)       0.93%(3)           0.92%(2)
Net investment income....       5.90%(3)      7.05%(3)     6.65%(3)       6.70%(3)           6.60%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....     $8,593       $4,821        $4,272         $4,894             $2,051
Portfolio turnover
 rate....................        157%          64%           17%            13%                12%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
Financial Highlights CONTINUED

                                               FOR THE YEAR ENDED OCTOBER 31,
                           -----------------------------------------------------------------------
                              2001           2000           1999           1998           1997*
                           -----------    -----------    -----------    -----------    -----------
Class B Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....   $   8.85       $   8.87       $   9.72       $   9.36       $   9.25
                            --------       --------       --------       --------       --------
Income (loss) from
 investment operations:
  Net investment
   income................       0.47           0.55           0.55           0.58           0.59
  Net realized and
   unrealized gain
   (loss)................       0.50          (0.02)         (0.85)          0.36           0.11
                            --------       --------       --------       --------       --------
Total income (loss) from
 investment operations...       0.97           0.53          (0.30)          0.94           0.70
                            --------       --------       --------       --------       --------
Less dividends from net
 investment income.......      (0.47)         (0.55)         (0.55)         (0.58)         (0.59)
                            --------       --------       --------       --------       --------

Net asset value, end of
 period..................   $   9.35       $   8.85       $   8.87       $   9.72       $   9.36
                            ========       ========       ========       ========       ========
Total Return+............      11.38%          6.26%         (3.09)%        10.35%          7.89%
Ratios to Average Net
 Assets:
Expenses.................       1.56%(1)       1.57%(1)       1.55%(1)       1.54%(1)       1.53%
Net investment income....       5.25%(1)       6.30%(1)       6.01%(1)       6.09%(1)       6.41%
Supplemental Data:
Net assets, end of
 period, in thousands....   $490,351       $456,418       $540,916       $639,212       $623,049
Portfolio turnover
 rate....................        157%            64%            17%            13%            12%

---------------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS B SHARES.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
Financial Highlights CONTINUED

                                                                                        FOR THE PERIOD
                                        FOR THE YEAR ENDED OCTOBER 31,                  JULY 28, 1997*
                           --------------------------------------------------------        THROUGH
                              2001           2000           1999           1998        OCTOBER 31, 1997
                           -----------    -----------    -----------    -----------    ----------------
Class C Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....    $  8.93        $  8.95        $  9.80        $ 9.44            $ 9.26
                             -------        -------        -------        ------            ------
Income (loss) from
 investment operations:
  Net investment
   income................       0.48           0.56           0.56          0.58              0.15
  Net realized and
   unrealized gain
   (loss)................       0.50          (0.02)         (0.85)         0.36              0.18
                             -------        -------        -------        ------            ------
Total income (loss) from
 investment operations...       0.98           0.54          (0.29)         0.94              0.33
                             -------        -------        -------        ------            ------
Less dividends from net
 investment income.......      (0.48)         (0.56)         (0.56)        (0.58)            (0.15)
                             -------        -------        -------        ------            ------

Net asset value, end of
 period..................    $  9.43        $  8.93        $  8.95        $ 9.80            $ 9.44
                             =======        =======        =======        ======            ======
Total Return+............      11.33%          6.26%         (3.03)%       10.30%             3.54%(1)
Ratios to Average Net
 Assets:
Expenses.................       1.56%(3)       1.57%(3)       1.55%(3)      1.54%(3)          1.52%(2)
Net investment income....       5.25%(3)       6.30%(3)       6.01%(3)      6.09%(3)          5.86%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....    $15,248        $10,191        $10,995        $7,204              $721
Portfolio turnover
 rate....................        157%            64%            17%           13%               12%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
Financial Highlights CONTINUED

                                                                                        FOR THE PERIOD
                                        FOR THE YEAR ENDED OCTOBER 31,                  JULY 28, 1997*
                           --------------------------------------------------------        THROUGH
                              2001           2000           1999           1998        OCTOBER 31, 1997
                           -----------    -----------    -----------    -----------    ----------------
Class D Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 8.84         $ 8.86         $ 9.69         $ 9.33            $ 9.26
                             ------         ------         ------         ------            ------
Income (loss) from
 investment operations:
  Net investment
   income................      0.55           0.63           0.63           0.66              0.17
  Net realized and
   unrealized gain
   (loss)................      0.49          (0.02)         (0.83)          0.36              0.07
                             ------         ------         ------         ------            ------
Total income (loss) from
 investment operations...      1.04           0.61          (0.20)          1.02              0.24
                             ------         ------         ------         ------            ------
Less dividends from net
 investment income.......     (0.55)         (0.63)         (0.63)         (0.66)            (0.17)
                             ------         ------         ------         ------            ------

Net asset value, end of
 period..................    $ 9.33         $ 8.84         $ 8.86         $ 9.69            $ 9.33
                             ======         ======         ======         ======            ======
Total Return+............     12.23%          7.17%         (2.08)%        11.30%             2.62%(1)
Ratios to Average Net
 Assets:
Expenses.................      0.71%(3)       0.72%(3)       0.70%(3)       0.69%(3)          0.63%(2)
Net investment income....      6.10%(3)       7.15%(3)       6.86%(3)       6.94%(3)          6.40%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....    $6,206         $4,378         $5,590         $1,956               $69
Portfolio turnover
 rate....................       157%            64%            17%            13%               12%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Federal Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Federal Securities Trust (the "Fund"), formerly Morgan Stanley Dean Witter Federal Securities Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Federal Securities Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 11, 2001

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2001, 68.70% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Mitchell M. Merin
President
Barry Fink
Vice President, Secretary and General Counsel
W. David Armstrong
Vice President
David S. Horowitz
Vice President
Paul F. O'Brien
Vice President
Thomas F. Caloia


TREASURER

Transfer Agent
Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO]

[PHOTO]

MORGAN STANLEY
FEDERAL SECURITIES TRUST

ANNUAL REPORT
OCTOBER 31, 2001